SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT

      Pursuant to Section 13 or 15 (d) of the Securities Exchange
                           Act of 1934

                 Date of Event Reported: 2/1/99


                 MIDCOAST ENERGY RESOURCES, INC.
     (Exact name of registrant as specified in its charter)


    Nevada                     0-8898              76-0378638
      (State or other          Commission        (I.R.S. Employer
   jurisdiction of          File Number       Identification No.)
                          incorporation)


          Suite 2950,  1100 Louisiana Street,  Houston, Texas
                              77002
                      (address of principal executive offices)
                           (Zip Code)


           Registrant's telephone number, including area code:
                          713/650-8900













                      MIDCOAST ENERGY RESOURCES, INC.,  AND
                          SUBSIDIARIES


Item 5.  Other Events

Stock Split

     On February 1, 1999, the Registrant announced a five for four split of its authorized, issued and outstanding common stock. The stock split will entitle each stockholder of record on February 11, 1999 to receive one additional share of common stock for every four shares of the Registrant's common stock held of record on such date. Certificates representing the additional shares resulting from the split are expected to be mailed to stockholders on or about March 1, 1999. No fractional shares will be issued as a result of the stock split and stockholders entitled to a fractional share will receive a cash payment equal to the market value of the fractional share at the close of the market on the record date. The par value of the Registrant's common stock did not change as a result of the split, and the aggregate stated capital of the Registrant was not effected.

Amendment to Registration Statements

     The  Registrant  is acting pursuant to Rule  416  under  the
     Securities Act of 1933 ("Rule 416") regarding the Registration Statements listed below (the "Registration
     Statements"). Pursuant to Rule 416, if a registration statement purports to register securities to be offered pursuant to terms which provide for a change in the amount of securities being offered or issued to prevent dilution resulting from stock splits, such registration statement shall be deemed to cover the additional securities to be offered or issued as a result of any such stock split or prior to completion of the distribution of the securities covered by a registration statement, additional securities of the same class are issued or issuable as a result of a stock split the registration statement shall, unless otherwise expressly provided therein, be deemed to cover such additional securities resulting from the split of, the registered securities.

     Therefore, each Registration Statement is amended to include the language set forth on Exhibit 99.1.

      The Registration Statements are set forth as follows:

                          Registration
                            Statement
                             Number

                            333-33127
                            333-70371


     Amendment to Form S-8
          Exhibit  23.1  to  the  Registrant's  Registration   on
          Statement  No.  333-33127 is amended as  set  forth  on
          Exhibit 99.2.


     Amendment to Form S-3
          Exhibit 23.3 to the Registrant's Registration Statement
          No. 333-70371 as amended as set forth on Exhibit 99.3.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


     c) Exhibits

     99.1  Rule  416  language for inclusion in the  Registration
         Statements.

     99.2     Amendment  to  Exhibit  23.1  to  the  Registrant's
     Registration Statement No.
          333-33127 on Form S-8.

     99.3     Amendment  to  Exhibit  23.3  to  the  Registrant's
     Registration Statement No.
          333-70371 on Form S-3.
                                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


MIDCOAST ENERGY RESOURCES, INC.

Date: February 26, 1999          By: /s/  Richard A. Robert
                                             Treasurer
                         Principal Financial Officer
                         Principal Accounting Officer
Exhibit 99.1

Pursuant to Rule 416, the number of shares being registered shall be adjusted to include any additional shares which may become issuable as a result of stock splits, stock dividends or similar transactions in accordance with the adjustment provisions that govern the securities registered hereunder.

Exhibit 99.2

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We  consent  to  the  use of our report dated February  27,  1998 incorporated by reference in the registration statement (No. 333-
33127) on Form S-8 of Midcoast Energy Resources, Inc. for the three-year period ended December 31, 1997.

 /s/ Hein + Associates LLP

Hein + Associates LLP
Houston, Texas
February 26, 1999


Exhibit 99.3

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use of our reports on the consolidated financial statements of Midcoast Energy Resources, Inc. as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997, dated February 27, 1998, incorporated by reference, in this registration statement (No. 333-70371) on Form S-3. We also consent to the use of our reports on the financial statements of the AlaTenn Subsidiaries as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996, dated May 9, 1997, the consolidated financial statements of Republic Gas Partners, L.L.C. as of September 30, 1997 and December 31, 1995, and for the 21-month period ended September 30, 1997, dated January 7, 1998, the historical summary of revenue and direct operating expenses of the KOCH Hydrocarbon Company-Harmony Gas Processing Plant for the year ended December 31, 1995, dated November 8, 1996, and the historical summary of revenue and direct operating expenses of the Anadarko Gas Gathering System of El Paso Field Services Company, a business unit of El Paso Energy Corporation, for the year ended July 31, 1998, dated October 20, 1998, incorporated by reference, in this registration statement (No. 333-70371) on Form S-3.


/s/ Hein + Associates LLP

Hein + Associates LLP
Houston, Texas
February 26, 1999